                                  EXHIBIT 32.2

   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EDGAR Online, Inc, (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg Adams, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/ Greg D. Adams
                  ----------------------------
                  Greg D. Adams
                  Chief Operating Officer and
                  Chief Financial Officer
                  November 15, 2004

                                       24

                          (c) 2004. EDGAR Online, Inc.